Putnam
Europe
Equity
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-03

[GRAPHIC OMITTED: CURRENCY]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In recent months we have communicated with you regarding short-term trading activity in certain Putnam funds by a small number of Putnam employees. Your fund, Putnam Europe Equity Fund, was one of the funds in which some of this trading occurred. We apologize for this and want you to be aware of the steps being taken to correct this problem. A number of corrective actions, including more stringent employee trading restrictions, enhanced compliance standards and systems, and new redemption fees for fund shares held for short time periods, are being implemented. As we have noted earlier, your Trustees will ensure that the Putnam funds are fully compensated for any losses resulting from improper employee trading activity at Putnam. Furthermore, after an exhaustive investigation we have made sure that the employees involved in the trading are no longer working for Putnam.

Over the past six months, financial markets enjoyed improving trends as the global economy emerged from a slump. A broad rally in stocks extended to Europe and your fund benefited. However, it had relatively less exposure to stocks that had most to gain from the stronger-than-expected recovery, and so its return lagged both its benchmark index and the average of its Lipper peer group. In the report that follows, your management team describes its rationale for this positioning, including its emphasis on what the team considers high-quality companies.

We deeply appreciate your continued support of the Putnam funds during this challenging period. Putnam is a firm that aspires to high ethical standards and we want you to know that we intend to restore your confidence in the firm.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

February 18, 2004


Report from Fund Management

Fund highlights

 * Putnam Europe Equity Fund class A shares' total return for the first half of the fiscal year, which ended December 31, 2003, was 22.63% at net asset value (NAV) and 15.55% at public offering price (POP).

 * Due to the fund's stock selection criteria, which emphasized companies in strong financial condition less dependent on economic growth for earnings, the fund underperformed the 25.07% return of its benchmark, the MSCI Europe Index.

 * For the same reason, the fund underperformed the average of 24.48% for the European Region Funds category tracked by Lipper.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

European economies experienced a moderate acceleration during the fund's semiannual period, which ended December 31, 2003. Though modest statistically, the acceleration was much stronger than many in the markets had anticipated when European stocks sold off heavily in the first half of calendar year 2003. We, too, were skeptical that business conditions would improve and had favored companies that were less dependent on economic growth to achieve strong earnings. However, it was the lower-quality companies -- which we had avoided due to their high debt levels and sensitivity to the economic cycle -- that delivered the best performance during the period, after first staving off fears of insolvency. Given this relatively lower exposure to some of these stronger performers, the fund underperformed its benchmark and its peers, though it recorded a significant advance in absolute returns.

FUND PROFILE

Putnam Europe Equity Fund seeks capital appreciation by investing primarily in common stocks of companies located in European markets. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe to be their true worth. It may be suitable for investors seeking capital appreciation and willing to accept the risks of investing in European markets.


Market overview

Improved economic performance and anticipation of stronger growth to come supported a broad rally across European countries and industrial sectors during your fund's semiannual period. Most markets advanced by more than 10%. Optimism increased throughout the region as the risks and uncertainties surrounding the Iraq war last April subsided and stimuli provided by interest-rate cuts from the European Central Bank took effect. As the continent's major economies, Germany and France, shook off stagnation during the summer, many companies whose solvency had been in question, particularly in Germany, rallied strongly. The United Kingdom and smaller markets on the periphery, such as Spain, Ireland, and Sweden, which had already been growing in the first six months of 2003, began to grow more quickly in the second half. In the United Kingdom, the real estate sector was so strong that the Bank of England raised interest rates to slow activity.

The appreciation of the euro relative to the dollar also added to the fund's performance for U.S. investors whose returns are earned in dollars. The euro appreciated because Europe offers higher interest rates than most other developed regions of the world and because it has a positive balance of payments with the rest of the world. For European exporters and multinationals, the euro's strength increased pricing pressure from cheaper currency competitors, and the latter earned less when they translated their overseas incomes into euros.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 12/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
MSCI Europe Index (European stocks)                                    25.07%
-------------------------------------------------------------------------------
MSCI Pacific Index (Asian stocks)                                      30.44%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.14%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             24.92%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.17%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -1.23%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.21%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  7.28%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 12/31/03.
-------------------------------------------------------------------------------

Strategy overview

Your fund invests in leading companies that we believe are priced below their worth. We do this with a stock selection process designed to identify companies that generate cash returns that exceed their cost of capital. When we find stocks with these qualities that are also priced below their intrinsic worth, we believe they are likely to appreciate over the long term. Unfortunately, during the semiannual period, European markets favored companies with weaker fundamentals. Though many of our holdings advanced by significant amounts, they did not lead their industries or markets.

Based on our top-down analysis of European markets and sectors, we did not see many opportunities worth pursuing with overweights or underweights. The fund's market and sector weightings were generally close to those of our benchmark index. Since the rally was so broad, these weightings had relatively little impact on performance. The only exception worth noting was an underweight to financials, especially in the early months of the period. We avoided German banks that we considered to have weak balance sheets. As it turned out, German bank stocks performed quite well during the period primarily because these banks own a lot of stocks themselves and their capital bases strengthened considerably due to the market advance.

As business conditions improved, we increased our exposure to consumer cyclical companies, restructuring manufacturers, and certain financial companies likely to be involved in mergers and acquisitions. In each of these areas, we identified companies that we believed could achieve both long-term earnings growth and a short-term boost from the economic cycle. The weighting to financial stocks increased during the period as a result of new purchases and market performance.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                             as of 6/30/03       as of 12/31/03

Banking                         13.6%               14.5%

Oil and gas                     11.5%               10.3%

Pharmaceuticals                  8.6%                9.1%

Telecommunications               5.4%                7.5%

Investment banking/
brokerage                        4.6%                6.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Among the portfolio's best performers was Philips Electronics of the Netherlands. This company has long been known for consumer electronics such as televisions, but it also has new operations in other areas, such as semiconductors and medical equipment, that are thriving. The stock was attractively priced because of concerns about the economic recovery and because Philips' restructuring of its consumer business in North America was behind schedule. It was a large holding and a large overweight relative to the index.

We took some risks on a couple of stocks that had been deeply out of favor. British Airways, a global airline, was hurt by several factors early in 2003 -- the general slowdown in Europe's economy, the threat of terrorism that mounted during the Iraq war, and the SARS epidemic, which erased demand for travel on its Asian routes. However, travel and tourism staged a recovery in the latter half of 2003, and British Airways, one of the most effective cost-cutters among airline companies, became one of our top contributors to performance. Another stock that tumbled to very low valuations early in 2003 was Ericsson, a Swedish company that makes equipment for transmitting cellular telephone calls. Although some thought Ericsson might go out of business, it instead enjoyed stronger orders during the fund's fiscal period because wireless telephone companies began investing in a new generation of infrastructure equipment, called 3G, which can lower their operating costs and carry considerably more data than older networks.

One of the companies buying equipment from Ericsson is Vodafone of the United Kingdom, one of the fund's top holdings, which performed well in the period.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS AS OF 12/31/03]

TOP COUNTRY WEIGHTINGS AS OF 12/31/03

United Kingdom                 30.0%

Switzerland                    19.2%

France                         17.1%

Germany                         7.3%

Italy                           6.3%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.


Vodafone is Europe's leading wireless service provider, and also has operations in Japan and the United States. We believe it can increase revenues per customer by building its 3G network, which should also lower its cost base.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Vodafone Group PLC
   United Kingdom
   Telecommunications

 2 Total SA Class B
   France
   Oil and gas

 3 HSBC Holdings PLC
   United Kingdom
   Banking

 4 Novartis AG
   Switzerland
   Pharmaceuticals

 5 UBS AG
   Switzerland
   Investment banking/brokerage

 6 ENI SpA
   Italy
   Oil and gas

 7 Nestle SA
   Switzerland
   Food

 8 AstraZeneca PLC
   United Kingdom
   Pharmaceuticals

 9 Roche Holding AG
   Switzerland
   Pharmaceuticals

10 Diageo PLC
   United Kingdom
   Beverage

Footnote reads:
These holdings represent 34.8% of the fund's net assets as of 12/31/03. The fund's holdings will change over time.

Given the fund's underperformance, there were also a variety of holdings that did not perform well. Among our large holdings, Nokia of Finland was a laggard. It was caught in a trough, in a manner of speaking. Its older models of wireless handsets were facing stiff competition from low-cost Asian competitors, while its newer models have yet to take off, though we believe they will enjoy strong demand because they will be better able to take advantage of 3G wireless capabilities. Other holdings that underperformed included KPN, a telecommunications company, and Allied Irish Banks of Ireland. These holdings exemplify the stock selection strategy we outlined above -- they generate stable long-term earnings growth and cash flow, but their revenues are not highly sensitive to an upswing in the economic cycle. These stocks appreciated in the period, but did not keep pace with the broad market advance.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


OF SPECIAL INTEREST

Putnam introduces a new redemption fee to protect long-term investors in the funds. To discourage attempts to profit from short-term trading and help preserve the value of your long-term investment, Putnam is introducing one of the most stringent short-term redemption fees in the industry. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 calendar days of purchase. The fee applies to all Putnam funds except money market funds, variable annuity funds, and closed-end funds. A 1% redemption fee currently applicable to international, global, and taxable high-yield funds may still be imposed on shares that are exchanged or redeemed within 90 days of purchase. Please see your fund's prospectus for additional information or talk to your financial advisor.

The fund's management team

The fund is managed by the Putnam International Core Team. Heather Arnold has been named the new Portfolio Leader of the fund. Ms. Arnold joined Putnam in September, 2003, and has 15 years of investment experience. The other members of the team are Joshua Byrne (Portfolio Member), Melissa Reilly (Portfolio Member), Simon Davis, Daniel Grana, Pamela Holding, Stephen Oler, and George Stairs.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe Europe's economies should continue growing and provide support for stock markets. Even in the more rigid economies of Germany and France, recent business data have been encouraging and optimism and confidence are returning. The German government initiated tax cuts and reforms of their labor and pension markets, all of which should contribute to recovery. Although interest rates have increased in the United Kingdom, inflation remains low on the continent and we do not expect significant rate increases in the euro zone. However, while interest rates do not appear to threaten the recovery, the rising value of the euro is a headwind restraining Europe's growth.

While economic conditions are supportive, we do not expect the trends of late 2003 to persist in 2004. Markets are unlikely to continue advancing at the same pace, and low-quality stocks that have led recently in our view have high valuations, which could leave them subject to volatility. We have positioned the portfolio in companies that we consider to be competitive for the long term. The portfolio holds many cyclical stocks, but those we favor appear to have more stable long-term earnings growth prospects. We also find value in European companies that are in the midst of restructuring in order to lower their cost base and improve their competitive positioning, particularly when faced with a strong euro. We believe our emphasis on high-quality companies with strong cash flow and balance sheets should serve the fund well over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Funds investing in a single region may be subject to more volatility than funds investing in a diverse group of regions.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended December 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (9/7/90)              (2/1/94)             (7/26/99)             (12/1/94)        (12/1/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
6 months                  22.63%     15.55%     22.13%     17.13%     22.10%     21.10%     22.35%     18.08%     22.46%
----------------------------------------------------------------------------------------------------------------------------------
1 year                    31.40      23.89      30.43      25.42      30.36      29.36      30.81      26.22      31.11
----------------------------------------------------------------------------------------------------------------------------------
5 years                   -5.03     -10.50      -8.55     -10.18      -8.50      -8.50      -7.29     -10.53      -6.20
Annual average            -1.03      -2.19      -1.77      -2.12      -1.76      -1.76      -1.50      -2.20      -1.27
----------------------------------------------------------------------------------------------------------------------------------
10 years                 126.63     113.51     110.66     110.66     110.15     110.15     117.22     109.56     121.07
Annual average             8.53       7.88       7.74       7.74       7.71       7.71       8.07       7.68       8.26
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.62       9.13       8.80       8.80       8.79       8.79       9.11       8.82       9.35
----------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect after December 31, 2003; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For more recent performance, please visit www.putnaminvestments.com.

A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes of Putnam Europe Equity Fund.


--------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/03
--------------------------------------------------------------------
                                                  Lipper European
                                                    Region Funds
                               MSCI Europe            category
                                 Index                average*
--------------------------------------------------------------------
6 months                         25.07%                24.48%
--------------------------------------------------------------------
1 year                           38.54                 37.58
--------------------------------------------------------------------
5 years                          -3.83                 10.39
Annual average                   -0.78                  1.54
--------------------------------------------------------------------
10 years                        130.50                126.86
Annual average                    8.71                  8.43
--------------------------------------------------------------------
Annual average
(life of fund)                    8.75                  8.52
--------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 12/31/03, there were 145, 143, 79, and 19 funds, respectively, in this Lipper category.

---------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/03
---------------------------------------------------------------------------------------------------
                             Class A        Class B        Class C        Class M        Class R
---------------------------------------------------------------------------------------------------
Distributions (number)            1              1              1              1              1
---------------------------------------------------------------------------------------------------
Income                         $0.280         $0.152         $0.120         $0.204         $0.279
---------------------------------------------------------------------------------------------------
Capital gains                    --             --             --             --             --
---------------------------------------------------------------------------------------------------
Total                          $0.280         $0.152         $0.120         $0.204         $0.279
---------------------------------------------------------------------------------------------------
Share value:                 NAV     POP       NAV            NAV         NAV     POP        NAV
---------------------------------------------------------------------------------------------------
6/30/03                    $14.84   $15.75*   $14.31         $14.68      $14.68  $15.21        --
---------------------------------------------------------------------------------------------------
12/1/03+                       --       --        --             --          --      --    $16.95
---------------------------------------------------------------------------------------------------
12/31/03                    17.91    19.00*    17.32          17.80       17.75   18.39     17.91
---------------------------------------------------------------------------------------------------

* Does not reflect a reduction in class A sales charges that went into effect after December 31, 2003.

+ Inception date of class R shares.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of securities from 13 European countries.

Morgan Stanley Capital International (MSCI) Pacific Index is an unmanaged index of securities from five Asian countries.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor website, www.putnaminvestments.com, by calling Putnam's shareholder services line at 1-800-225-1581, or on the SEC's website, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
December 31, 2003 (Unaudited)

Common stocks (97.0%) (a)
Number of shares                                                          Value

Belgium (1.5%)
-------------------------------------------------------------------------------
       103,309 Groupe Bruxelles Lambert SA                           $5,819,741
       157,325 Interbrew                                              4,198,198
                                                                 --------------
                                                                     10,017,939

Finland (2.2%)
-------------------------------------------------------------------------------
       846,515 Nokia OYJ                                             14,635,974

France (17.1%)
-------------------------------------------------------------------------------
       199,550 BNP Paribas SA                                        12,562,493
       154,631 Bouygues SA                                            5,405,543
        68,230 Christian Dior SA                                      4,132,734
        98,517 Lagardere SCA                                          5,686,455
        91,056 LVMH Moet Hennessy Louis Vuitton SA                    6,625,733
        38,529 Pernod-Ricard                                          4,283,113
        37,450 Pinault-Printemps-Redoute SA                           3,620,041
        49,903 Renault SA                                             3,442,417
        25,141 Renault SA 144A (NON)                                  1,734,281
        92,185 Schneider Electric SA                                  6,033,609
        81,565 Societe Generale                                       7,200,314
       262,129 Societe Television Francaise I                         9,150,202
       179,494 Total SA Class B                                      33,365,447
       154,672 Veolia Environnement                                   4,154,711
       256,875 Vivendi Universal SA (NON)                             6,242,421
                                                                 --------------
                                                                    113,639,514

Germany (7.3%)
-------------------------------------------------------------------------------
       202,362 BASF AG                                               11,420,143
       202,623 Bayerische Motoren Werke (BMW) AG                      9,441,755
       218,174 Deutsche Lufthansa AG                                  3,645,595
       343,690 Deutsche Telekom AG (NON)                              6,302,035
       154,100 Siemens AG                                            12,398,606
       381,198 T-Online International AG (NON)                        4,927,470
                                                                 --------------
                                                                     48,135,604

Ireland (2.4%)
-------------------------------------------------------------------------------
       436,178 Allied Irish Banks PLC                                 6,985,814
       262,481 CRH PLC                                                5,388,921
        27,048 Depfa Bank PLC                                         3,400,790
                                                                 --------------
                                                                     15,775,525

Italy (6.3%)
-------------------------------------------------------------------------------
     1,032,734 ENI SpA                                               19,483,617
     1,209,250 IntesaBCI SpA                                          4,727,454
       546,627 Mediaset SpA                                           6,493,689
       942,936 Snam Rete Gas SpA 144A (NON)                           3,995,499
     1,302,500 UniCredito Italiano SpA                                7,030,254
                                                                 --------------
                                                                     41,730,513

Netherlands (5.2%)
-------------------------------------------------------------------------------
       539,265 ING Groep NV                                          12,574,441
     1,097,452 Koninklijke (Royal) KPN NV (NON)                       8,470,060
       454,039 Koninklijke (Royal) Philips
               Electronics NV                                        13,255,426
                                                                 --------------
                                                                     34,299,927

Spain (2.2%)
-------------------------------------------------------------------------------
       221,756 Altadis SA                                             6,292,271
       439,880 Iberdrola SA                                           8,692,661
                                                                 --------------
                                                                     14,984,932

Sweden (3.6%)
-------------------------------------------------------------------------------
       262,150 Hennes & Mauritz AB Class B                            6,233,595
     1,134,000 Nordea AB                                              8,515,289
       275,900 Securitas AB Class B                                   3,721,483
        52,040 SKF AB Class B                                         2,011,753
     1,835,022 Telefonaktiebolaget LM Ericsson AB
               Class B (NON)                                          3,291,725
                                                                 --------------
                                                                     23,773,845

Switzerland (19.2%)
-------------------------------------------------------------------------------
        79,551 Ciba Specialty Chemicals AG (NON)                      6,158,413
       363,002 Credit Suisse Group                                   13,287,365
        75,900 Nestle SA                                             18,971,930
       516,581 Novartis AG                                           23,463,860
       176,402 Roche Holding AG                                      17,801,448
        52,419 Swatch Group AG (The) Class B                          6,296,895
       206,069 Swiss Reinsurance Co.                                 13,919,076
         7,185 Synthes-Stratec, Inc.                                  7,114,092
       292,883 UBS AG                                                20,067,295
                                                                 --------------
                                                                    127,080,374

United Kingdom (30.0%)
-------------------------------------------------------------------------------
       687,121 3i Group PLC                                           7,595,344
       392,967 AstraZeneca PLC                                       18,852,466
       813,973 BHP Billiton PLC                                       7,110,614
     1,395,896 BP PLC                                                11,319,534
     1,032,036 British Airways PLC (NON)                              4,295,316
       230,950 Burberry Group PLC 144A (NON)                          1,511,063
       402,103 Burberry Group PLC                                     2,630,886
     1,194,859 Diageo PLC                                            15,721,041
       594,758 GUS PLC                                                8,235,271
     1,326,084 Hilton Group PLC                                       5,335,167
     1,772,995 HSBC Holdings PLC                                     27,866,301
       184,414 Man Group PLC                                          4,823,046
       271,877 Reckitt Benckiser PLC                                  6,151,724
       242,337 Rio Tinto PLC                                          6,693,649
       400,326 Royal Bank of Scotland Group PLC                      11,795,624
       378,058 Standard Chartered PLC                                 6,243,126
     2,075,770 Tesco PLC                                              9,577,567
    14,093,204 Vodafone Group PLC                                    34,941,117
       806,235 WPP Group PLC                                          7,916,178
                                                                 --------------
                                                                    198,615,034
                                                                 --------------
               Total Common stocks (cost $498,241,699)             $642,689,181

Short-term investments (3.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $21,534,966 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.80% to 1.13%
               and due dates ranging from January
               2, 2004 to February 25, 2004 (d)                     $21,534,966
     2,820,000 U.S. Treasury Bill zero %, February
               5, 2004 (SEG)                                          2,817,444
                                                                 --------------
               Total Short-term investments (cost $24,352,410)      $24,352,410
-------------------------------------------------------------------------------
               Total Investments (cost $522,594,109)               $667,041,591
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $662,702,181.

(NON) Non-income-producing security.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2003.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The fund had the following industry group concentrations greater than 10% at December 31, 2003
      (as a percentage of net assets):

          Banking                 14.5%
          Oil and gas             10.3

Futures contracts outstanding at December 31, 2003 (Unaudited)

                                        Market          Aggregate          Expiration      Unrealized
                                        value          face value             date        appreciation
------------------------------------------------------------------------------------------------------
Dow Jones Euro Stoxx 50
Index (Long)                         $8,037,351        $7,940,011            Mar-04           $97,340
FT-SE 100 Index (Long)                6,956,069         6,796,850            Mar-04           159,219
------------------------------------------------------------------------------------------------------
                                                                                             $256,559
------------------------------------------------------------------------------------------------------

Statement of assets and liabilities
December 31, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$522,594,109) (Note 1)                                           $667,041,591
-------------------------------------------------------------------------------
Foreign currency (cost $1,313,975) (Note 1)                         1,349,518
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,181,514
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                805,555
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              167,084
-------------------------------------------------------------------------------
Total assets                                                      670,545,262

Liabilities
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          5,520,599
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,347,256
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            250,708
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                119,781
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              950
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                484,671
-------------------------------------------------------------------------------
Other accrued expenses                                                119,116
-------------------------------------------------------------------------------
Total liabilities                                                   7,843,081
-------------------------------------------------------------------------------
Net assets                                                       $662,702,181

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $826,674,358
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (4,668,126)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (304,150,870)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 144,846,819
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $662,702,181

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($359,376,606 divided by 20,066,848 shares)                            $17.91
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $17.91)*+               $19.00
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($261,501,415 divided by 15,095,382 shares)**                          $17.32
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($6,229,071 divided by 349,889 shares)**                               $17.80
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($35,594,016 divided by 2,005,784 shares)                              $17.75
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.75)*                $18.39
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,073 divided by 60 shares)                            $17.91
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Effective January 28, 2004, the maximum front-end sales charge for class A shares will decrease to 5.25%.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended December 31, 2003 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $405,441)                         $3,681,602
-------------------------------------------------------------------------------
Interest                                                               79,959
-------------------------------------------------------------------------------
Total investment income                                             3,761,561

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,698,116
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,354,083
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             14,159
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        6,117
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 474,987
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,335,148
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  34,859
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 171,583
-------------------------------------------------------------------------------
Other                                                                 195,478
-------------------------------------------------------------------------------
Total expenses                                                      6,284,530
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (461,330)
-------------------------------------------------------------------------------
Net expenses                                                        5,823,200
-------------------------------------------------------------------------------
Net investment loss                                                (2,061,639)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   67,204,369
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       840,446
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)           296,587
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                  132,905
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                        72,798,278
-------------------------------------------------------------------------------
Net gain on investments                                           141,272,585
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $139,210,946
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                           Six months ended        Year ended
                                                December 31           June 30
Decrease in net assets                                 2003*             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                     $(2,061,639)      $7,871,619
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     68,341,402     (133,866,964)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        72,931,183       16,555,628
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        139,210,946     (109,439,717)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
-------------------------------------------------------------------------------
   Class A                                        (5,679,885)      (6,108,247)
-------------------------------------------------------------------------------
   Class B                                        (2,300,297)      (1,792,896)
-------------------------------------------------------------------------------
   Class C                                           (41,785)         (43,371)
-------------------------------------------------------------------------------
   Class M                                          (430,745)        (232,136)
-------------------------------------------------------------------------------
   Class R                                               (16)              --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (146,312,923)    (198,675,142)
-------------------------------------------------------------------------------
Total decrease in net assets                     (15,554,705)    (316,291,509)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              678,256,886      994,548,395
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$4,668,126 and undistributed net investment
income of $5,846,241, respectively)             $662,702,181     $678,256,886
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                 Year ended June 30
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $14.84          $16.65          $18.63          $26.71          $21.72          $23.68
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)            (.02)            .20             .17             .12             .11             .16
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  3.37           (1.79)          (2.02)          (6.05)           5.11            (.91)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       3.35           (1.59)          (1.85)          (5.93)           5.22            (.75)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.28)           (.22)           (.13)           (.01)           (.19)           (.21)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (2.14)           (.04)          (1.00)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.28)           (.22)           (.13)          (2.15)           (.23)          (1.21)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $17.91          $14.84          $16.65          $18.63          $26.71          $21.72
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     22.63*          (9.47)          (9.96)         (23.32)          24.07           (2.99)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $359,377        $369,565        $570,806        $786,342      $1,094,311        $903,697
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .74*           1.43            1.32            1.23            1.21            1.23
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.13)*          1.40            1.01             .52             .46             .72
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     41.87*          79.66           76.68           88.89          110.71           65.08
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
                                    December 31
Per-share                           (Unaudited)                                 Year ended June 30
operating performance                   2003            2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.31          $16.04          $17.95          $25.99          $21.14          $23.11
-----------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)        (.08)            .09             .04            (.05)           (.07)             -- (d)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              3.24           (1.73)          (1.95)          (5.85)           4.98            (.88)
-----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   3.16           (1.64)          (1.91)          (5.90)           4.91            (.88)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.15)           (.09)             --              --            (.02)           (.09)
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (2.14)           (.04)          (1.00)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                     (.15)           (.09)             --           (2.14)           (.06)          (1.09)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.32          $14.31          $16.04          $17.95          $25.99          $21.14
-----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 22.13*         (10.21)         (10.64)         (23.87)          23.23           (3.66)
-----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $261,501        $266,777        $378,679        $580,207        $877,126        $790,680
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.11*           2.18            2.07            1.98            1.96            1.98
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.50)*           .68             .23            (.24)           (.30)           (.01)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 41.87*          79.66           76.68           88.89          110.71           65.08
-----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     For the
                                                    Six months                                                        period
                                                       ended                                                         July 26,
                                                    December 31                                                      1999+ to
Per-share                                           (Unaudited)                 Year ended June 30                    June 30
operating performance                                   2003            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                   $14.68          $16.43          $18.39          $26.56          $21.68
-----------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                        (.08)            .10             .03            (.03)           (.02)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                              3.32           (1.77)          (1.99)          (6.00)           5.10
-----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                   3.24           (1.67)          (1.96)          (6.03)           5.08
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net
investment income                                       (.12)           (.08)             --              --            (.16)
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                            --              --              --           (2.14)           (.04)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (.12)           (.08)             --           (2.14)           (.20)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                         $17.80          $14.68          $16.43          $18.39          $26.56
-----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                 22.10*         (10.15)         (10.66)         (23.85)          23.06*
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $6,229          $7,455         $10,751         $17,113         $13,501
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                               1.11*           2.18            2.07            1.98            1.82*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                        (.49)*           .69             .20            (.12)           (.08)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 41.87*          79.66           76.68           88.89          110.71
-----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
                                    December 31
Per-share                           (Unaudited)                                 Year ended June 30
operating performance                   2003            2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.68          $16.46          $18.39          $26.50          $21.48          $23.51
-----------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)        (.06)            .13             .08             .01            (.02)            .02
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              3.33           (1.78)          (2.00)          (5.98)           5.08            (.85)
-----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   3.27           (1.65)          (1.92)          (5.97)           5.06            (.83)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)           (.13)           (.01)             --              -- (d)        (.20)
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (2.14)           (.04)          (1.00)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)           (.13)           (.01)          (2.14)           (.04)          (1.20)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.75          $14.68          $16.46          $18.39          $26.50          $21.48
-----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 22.35*          (9.98)         (10.43)         (23.67)          23.58           (3.37)
-----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $35,594         $34,460         $34,312         $54,103         $79,416         $97,950
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99*           1.93            1.82            1.73            1.71            1.73
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.38)*           .98             .47             .04            (.08)            .07
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 41.87*          79.66           76.68           88.89          110.71           65.08
-----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
----------------------------------------------------------------------------------------------------------------
                                                                                                      For the
                                                                                                       period
                                                                                                    December 1,
                                                                                                      2003+ to
Per-share                                                                                           December 31,
operating performance                                                                                   2003
----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                   $16.95
----------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                                                                 (.01)
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                     1.25
----------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                   1.24
----------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.28)
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                         $17.91
----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                  7.36*
----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                            $1
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                .15*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                                               (.04)*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                 41.87*
----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
December 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Europe Equity Fund (the "fund") is registered under the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B, class C, class M and class R shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Effective January 28, 2004, the maximum front-end sales charge for class A will decrease to 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans.

A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase. Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2003, the fund had a capital loss carryover of $308,550,792 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
     $883,298    June 30, 2009
  162,279,117    June 30, 2010
  145,388,377    June 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2004 $46,769,010 of losses recognized during the period November 1, 2002 to June 30, 2003.

The aggregate identified cost on a tax basis is $540,213,439, resulting in gross unrealized appreciation and depreciation of $127,549,148 and $720,996, respectively, or net unrealized appreciation of $126,828,152.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, offering and extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.15% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended December 31, 2003, the fund paid PFTC $1,033,492 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2003, the fund's expenses were reduced by $461,330 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,346 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $10,650 and $110,005 from the sale of class A and class M shares, respectively, and received $422,623 and $1,162 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2003, Putnam Retail Management, acting as underwriter, received $251 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $281,707,622 and $453,803,595, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At December 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,081,507       $93,408,446
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       283,197         4,913,464
----------------------------------------------------------------
                                     6,364,704        98,321,910

Shares repurchased                 (11,199,968)     (179,276,723)
----------------------------------------------------------------
Net decrease                        (4,835,264)     $(80,954,813)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,939,455      $191,991,041
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       410,231         5,624,263
----------------------------------------------------------------
                                    14,349,686       197,615,304

Shares repurchased                 (23,729,010)     (331,889,468)
----------------------------------------------------------------
Net decrease                        (9,379,324)    $(134,274,164)
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            299,697        $4,669,141
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       124,975         2,098,306
----------------------------------------------------------------
                                       424,672         6,767,447

Shares repurchased                  (3,969,694)      (62,104,890)
----------------------------------------------------------------
Net decrease                        (3,545,022)     $(55,337,443)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            782,294       $10,605,661
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       122,327         1,624,500
----------------------------------------------------------------
                                       904,621        12,230,161

Shares repurchased                  (5,875,496)      (79,023,900)
----------------------------------------------------------------
Net decrease                        (4,970,875)     $(66,793,739)
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             15,361          $235,245
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,017            34,793
----------------------------------------------------------------
                                        17,378           270,038

Shares repurchased                    (175,352)       (2,789,479)
----------------------------------------------------------------
Net decrease                          (157,974)      $(2,519,441)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            124,837        $1,705,564
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,704            36,827
----------------------------------------------------------------
                                       127,541         1,742,391

Shares repurchased                    (274,048)       (3,793,489)
----------------------------------------------------------------
Net decrease                          (146,507)      $(2,051,098)
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,400,413       $21,281,187
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,917           101,777
----------------------------------------------------------------
                                     1,406,330        21,382,964

Shares repurchased                  (1,747,490)      (28,885,206)
----------------------------------------------------------------
Net decrease                          (341,160)      $(7,502,242)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,341,857       $19,364,569
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         8,013           109,062
----------------------------------------------------------------
                                     1,349,870        19,473,631

Shares repurchased                  (1,087,895)      (15,029,772)
----------------------------------------------------------------
Net increase                           261,975        $4,443,859
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                            to December 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 59            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                16
----------------------------------------------------------------
                                            60             1,016

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                60            $1,016
----------------------------------------------------------------

At December 31, 2003, Putnam, LLC owned 60 class R shares of the fund (100% of class R shares outstanding), valued at $1,073.


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. Certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase. See a prospectus for details.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Europe Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For more information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA005-203450  057/234/688  2/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officers considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: March 5, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Steven Spiegel
                                     ---------------------------
                                     Steven Spiegel
                                     Principal Executive Officer
Date: March 5, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: March 5, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: March 5, 2004